Exhibit 99.4

Akerna Completes Acquisition of Ample Organics

DENVER, July 8, 2020 -- Akerna Corp. (Nasdaq: KERN), a leading provider of enterprise software solutions for the cannabis industry and developer of the cannabis industry’s first seed-to-sale enterprise resource planning (ERP) software technology (MJ Platform®), is pleased to announce it has completed its acquisition of Ample Organics Inc., Canada’s industry-leading seed-to-sale platform with a majority market share.

“After working closely with John and the team at Ample over the last six months finalizing our integration and go to market strategies, I could not be more confident in the merits of the transaction and associated synergies,” said Jessica Billingsley, chief executive officer, Akerna. “The cannabis economy runs on Akerna. The close of our acquisition of Ample Organics solidifies our position as the scaled global technology provider serving the industry.”

This combination provides Akerna with a significant advantage as the company leverages its pre-eminent global technology platform, addressing the entire supply chain and its regulatory bodies through accountability and transparency. With this acquisition, Akerna is further executing on its business strategy of complementing strong organic growth with select acquisitions of highly targeted and synergistic technology companies.

“Today marks a significant milestone for Ample Organics,” commented John Prentice, chief executive officer of Ample. “We are thrilled to be joining forces with Akerna to create the only true provider of technology solutions for the cannabis sector across North America.”

Under the terms of the transaction, Ample Organics was acquired for CAD$7.5 million in cash and approximately 3.3 million shares exchangeable into an equivalent number of Akerna common stock..

Cowen acted as exclusive financial advisor to Akerna, and INFOR Financial Inc. acted as exclusive financial advisor to Ample Organics.

All numbers are based on currency exchange rates as of Dec. 17, 2019.

About Akerna

Akerna is a global regulatory compliance technology company in the cannabis space. Akerna’s service offerings include MJ Platform®, Leaf Data Systems®, solo sciences, Trellis and Ample Organics. Since its establishment in 2010, the company has tracked more than $18 billion in cannabis sales. Akerna is based in Denver.

Forward-Looking Statements

Certain statements made in this release and in any accompanying statements by management are “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of significant known and unknown risks, uncertainties, assumptions, and other important factors, many of which are outside Akerna’s control, that could cause actual results or outcomes (including, without limitation, the results of Akerna’s contracts, strategic initiatives, and business plans as described herein) to differ materially from those discussed in the forward-looking statements. Important factors, among others that may affect actual results or outcomes, include (i) Akerna’s ability to recognize the anticipated benefits of being a public company, (ii) competition, (iii) Akerna’s ability to grow and manage growth profitably, (iv) Akerna’s ability to maintain relationships with customers and suppliers and retain its management and key employees, (v) costs related to being a public company, (vi) changes in applicable laws or regulations, (vii) Akerna’s ability to identify and integrate acquisitions and achieve expected synergies and operating efficiencies in connection with acquired businesses, (viii) and other risks and uncertainties disclosed from time to time in Akerna’s filings with the U.S. Securities and Exchange Commission, including those under “Risk Factors” therein.  Actual results, performance, or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those vary from forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial and other information, are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond Akerna’s control. All information herein speaks only as of the date hereof, in the case of information about Akerna, or the date of such information, in the case of information from persons other than Akerna. Akerna undertakes no duty to update or revise the information contained herein. Forecasts and estimates regarding Akerna’s industry and end markets are based on sources believed to be reliable; however, there can be no assurance these forecasts and estimates will prove accurate in whole or in part.

Media Contact:
D. Nikki Wheeler
303-514-2012
Nikki.Wheeler@Akerna.Com

Investor Contact:
Jason Assad
678-570-6791
Jassad@Akerna.Com